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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 23, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of February 1, 2004, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2004-R1)


                       Ameriquest Mortgage Securities Inc.
             (Exact name of registrant as specified in its charter)
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
Delaware                               333-103335                      33-0885129
------------------                  -------------                      --------------------------
(State or Other Jurisdiction        (Commission                        (I.R.S. Employer
of Incorporation)                   File Number)                       Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                        92868
------------------                                        ----------------
(Address of Principal Executive Offices)                  (Zip Code)
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Registrant's telephone number, including area code:  (714) 564-0600

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Item 5. Other Events

Description of the Certificates and the Mortgage Pool

         On February 6, 2004 (the "Closing Date"), a single series of certificates, entitled Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-R1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of February 1, 2004 (the "Agreement"), among Ameriquest Mortgage Securities Inc. as depositor (the "Registrant"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

         The Certificates designated as the Series 2004-R1 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $1,300,000,302.69.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Closing Date.



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Item 7. Financial Statements and Exhibits

          1. Not applicable

          2. Not applicable

          3. Exhibits



   Exhibit No.                                          Description
   -----------                                          -----------
      99.1 Characteristics of the Mortgage Pool as of February 1, 2004, relating to Ameriquest Mortgage Securities Inc.,
                                           Asset-Backed             Pass-Through
                                           Certificates, Series 2004-R1.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 20, 2004


                                            AMERIQUEST MORTGAGE SECURITIES INC.


                                            By: /s/ John P. Grazer
                                                ------------------
                                            Name: John P. Grazer
                                            Title: CFO



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                                Index to Exhibits

                                                                                         Sequentially
      Exhibit No.                               Description                              Numbered Page
      -----------                               -----------                              -------------
          99.1            Characteristics  of the Mortgage Pool as of February 1,              P
                          2004,  relating to Ameriquest Mortgage Securities Inc.,
                          Asset-Backed Pass-Through Certificates, Series 2004-R1



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